UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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ONESPAN INC.
(Name of Registrant as Specified In Its Charter)

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On May 19, 2021, representatives of OneSpan Inc. gave a presentation at the Needham Virtual Technology & Media Conference. A copy of the slides from the presentation can be found below.

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May 19, 2021 Investor Presentation

2 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Forward Looking Statements This presentation contains forward - looking statements within the meaning of applicable U.S. securities laws, including statements regarding the po tential benefits, performance and functionality of our products and solutions, strategies relating to our business and the future of our busine ss and our expectations regarding our financial performance in the future. Forward - looking statements may be identified by words such as "seek", "believe", "plan", "estimate", "anticipate", “expect", "in tend", "continue", "outlook", "confident", "may", "will", "should", "could", or "might", and other similar expressions. These forward - looking state ments involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from thos e e xpressed or implied by such forward - looking statements. Factors that could materially affect our business and financial results include, but are not limited to: market a cce ptance of our products and solutions and competitors’ offerings; the potential effects of technological changes; the impact of the COVID - 19 pandemic and actions taken to contain it; our ability to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio actions; the execution of our transformative strate gy on a global scale; the increasing frequency and sophistication of hacking attacks; claims that we have infringed the intellectual property rights of others; changes in custo mer requirements; price competitive bidding; changing laws, government regulations or policies; pressures on price levels; investments in new products or businesses that may not achieve expected returns; impairment of goodwill or amortizable intangible assets causing a significant charge to earnings; actions of activist stockholders; and exp osu re to increased economic and operational uncertainties from operating a global business, as well as those factors set forth in our the “Risk Factors” section of our most recently filed Annual Report on Form 10 - K. Our filings with the Securities and Exchange Commission (the “ SEC ”) and other important information can be found in the Investor Relations section of our website at investors.onespan.com . We do not have any intent, and disclaim any obligation, to update the forward - looking information to reflect events that occur, cir cumstances that exist or changes in our expectations after the date of this presentation, except as required by law.

3 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Important Additional Information and Where to Find It OneSpan Inc. (the “ Company ”) has filed a definitive proxy statement on Schedule 14A and accompanying BLUE proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2021 annual meeting of stockholders (the “ 2021 Annual Meeting ”). STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the Company’s definitive proxy statement and other documents filed by the Company with the SEC free of charge from the SEC’s website at www.sec.gov . In addition, copies will be available at no charge at https://www.OneSpan.com/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Company Overview

5 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED OneSpan is a Leader in Securing High - Value Digital Transactions $15 B + Reduced Fraud Losses 2 +60 % of Largest 100 Global Banks 1 1 Source: S&P Global Market Intelligence 2 OneSpan estimates and industry analyst firms 1,000’s of Financial Institutions and Other Companies FINANCIAL SERVICES MARKET Multibillion - dollar Total Addressable Market 2 Market growth 2 Identity Verification / Agreement Automation >30% yr E - Signature ~25 - 30% yr Security/Anti - Fraud ~10 - 12% yr Solutions Portfolio

6 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Q1 2021 Financial Highlights 47 % Subscription revenue growth $108M Annual Recurring Revenue (ARR) 1 29 % ARR Growth 119 % Dollar - Based Net Expansion (DBNE) 2 87 % of Software and Services revenues are recurring 1 & 2 – See definitions in appendix >50 % Subscription and Term ARR growth

7 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED OneSpan Today – Two Key Business Areas AUTHENTICATION & DIGITAL IDENTITY SECURE PROCESS DIGITIZATION Mobile Security Hardware Authenticators On - Premises SaaS END POINTS HOST Adding intelligence to authentication through real - time risk assessment in order to match authentication needs with transaction level risk Enabling organizations to safely and securely collaborate with customers in a live online environment to review and e - sign agreements Risk Analysis Virtual Room Identity Verification eSignature Remote Online Notarization

8 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Other Financial Services Insurance Banking Other Healthcare Government Canada Valued Partner of Leading Banks, Enterprises and Governments

9 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED OneSpan’s Strategy Evolution Beyond Authentication 2018 2019 2020 2021 2022 2023 2024 2025 TID LAUNCH; REBRAND; BIZ TRANSFORM PLATFORM DEVELOPMENT FOCUS ON INNOVATION ADJACENCY EXPANSION RECURRING REVENUE TRANSITION Launch of Trusted Identity Strategy and Re - branding as OneSpan • Rebranded the Company in May 2018 to reflect the significant shifts in our strategy and solutions offering • Launched Trusted Identity platform to enable companies to reduce customer onboarding and transaction - related fraud Recurring Revenue Transition • Recurring revenue increases as customers shift to predominantly term - and cloud - based solutions and new perpetual license revenue declines Platform Development • Further enhancements to our cloud - based platforms to enable additional solutions to meet the evolving demands of our customers and additional partnership opportunities Focus on Innovation • Investment in R&D and emerging technologies like AI together with data analytics to solve next - generation authentication challenges Adjacency Expansion • Validating and executing on opportunities afforded by the digitization of healthcare, telehealth and government to expand and diversify our revenue base beyond our core financial services customers PHASE EXPLANATION 1 2 3 4 5 1 2 3 4 5

10 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Financial Results Provide Evidence of Our Successful Transformation Annual Recurring Revenue Growth Robust Gross Margin Growth from Existing Customers $66 $70 $75 $80 $84 $90 $96 $104 $108 $0 $20 $40 $60 $80 $100 $120 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 FY 20 Q1 21 Annual Recurring Revenue ($M) 127% 122% 120% 120% 119% 0% 20% 40% 60% 80% 100% 120% 140% Q1 20 Q2 20 Q3 20 FY 20 Q1 21 Dollar - based Net Expansion Rate 66% 68% 67% 70% 71% 67% 70% 74% 70% 0% 10% 20% 30% 40% 50% 60% 70% 80% Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Quarterly Gross Margin

11 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Recurring Software Solutions have Strong Demand/Interest OneSpan Sign • White labeled • Visual audit trail • Supports simple and complex processes OneSpan Sign Virtual Room • All - in - one digital customer engagement solution • Guide customers through complex agreement processes • Insurance, auto financing, bank account openings and changes Identity Verification • Open accounts or engage in transactions remotely • Includes e - signature Mobile Security Suite • Pre - built, automated authentication workflows including biometrics, push notification, and out - of - band • App security best practices OneSpan Cloud Authentication • Extensive authentication options • Improves the user experience • Simple mobile provisioning $102 $81 $120 - $125 1 1 OneSpan guidance 17% 83% 2015 Mobile Security Licenses and Hardware Devices Sold 75% 25% 2020

12 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Significant Growth Opportunity in Existing Customer Base 1 Top 200 customers based on rolling three - year bookings 82% 98% 47% 72% 80% 63% 24% 12% 0% 20% 40% 60% 80% 100% 120% Server Authentication Authentication Tokens Mobile Security E-Signature Cloud-based Security Software 2015 2020 Q4’20 Cloud - based Security penetration up 50% Q/Q Product Penetration at 2020 Year - End 1

13 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED We Strategically Reallocated Our Resources to Drive Growth Realigned Our Salesforce to Support New Solutions Quota Carrying Salespeople Software & Services Only Software & Services and Hardware • As our business has evolved, we have had to adapt our salesforce to learn how to sell complex solutions that incorporate a number of technologies • We have increased the size of our quota carrying salespeople by approximately 40% since 2019 • Our focus is on recruiting high - caliber talent with SaaS and cloud experience ~40% growth Increased R&D Investment to Develop New Solutions • Our focus is on emerging identity security technologies around the sovereign identity model, AI and machine learning, quantum computing and other innovations • We set up a network of university partnerships in France, Canada, Israel and Belgium to develop and enhance technologies • We have doubled the headcount of our internal R&D team in the last two years 12% 12% 15% 17% 19% 0% 5% 10% 15% 20% 25% 2016 2017 2018 2019 2020 R&D Expenses as a % of Revenue 14% 86% 2019 85% 15% 2021

14 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Incentive Compensation Aligns with Strategy Realigned Incentive Plans to Support Our Strategy 1 2016 represents the last full fiscal year prior to Mr. Clements’ tenure as CEO. “Software / SaaS Metrics” includes Software & Services revenue and Annual Adjusted Contract Value. Annual Incentive Plan Annual Incentive Plan Revenue (75%) Software & Services revenue (40%) Operating income ex. Amortization (25%) Annual Adjusted Contract Value (30%) Adjusted EBITDA (20%) Long - Term Incentive Plan Strategic objectives (10%) Annual revenue (50%) Three - year revenue (50%) Long - Term Incentive Plan Revenue (50%) Adjusted EBITDA (25%) TSR (25%) 2016 1 2020 1 75% 25% 0% 0% 20% 70% 0% 10% 20% 30% 40% 50% 60% 70% 80% Revenue Operating Income / Adj. EBITDA Software / SaaS Metrics % of CEO’s Annual Incentive Opportunity Tied to Financial Metrics 2016 2020 70% tied to Software/ SaaS in 2020

15 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Active Board Refresh to Reflect Strategic Evolution JUNE 2021 NOMINEES JUNE 2016 NOMINEES Ken Hunt Michael Cullinane John Fox Jean Holley Matthew Moog Marc Boroditsky 2019 Scott Clements 2017 Garry Capers NEW 2021 John Fox 2005 Jean Holley 2006 Marianne Johnson NEW 2020 Matthew Moog 2012 Alfred Nietzel NEW 2020 Marc Zenner 2019 # of Directors 5 9 Average Age 63 Years 58 Years Average Tenure >12 Years <6 Years Independent Chair No Yes # of Female & Diverse Directors 1 3 Since 2016, our Board has evolved significantly and deliberately: x Enhanced gender and ethnic diversity x Critical new skill sets (SaaS, cybersecurity, capital allocation) x Independent leadership x Reduced tenure x Reduced age x Expanded size to allow for more perspectives

16 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED 22% 78% 2015 62% 38% 2020 75% 25% 2022 Target Newer Services are Rapidly Changing Our Revenue Mix Software & Services Hardware <50 % Recurring 2 76 % Recurring >85 % Recurring 2 Strong Double - Digit ARR Growth 1 ~120% Dollar - Based Net Expansion Rate 1 Target >85% of S&S Revenue Recurring by 2022 50% 50% 2018 <60 % Recurring 2 1 During quarter ended March 31, 2021. See ARR and DBNE definitions in appendix 2 OneSpan estimates

17 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED FY 2021 Outlook 1 GUIDANCE METRICS FY21 GUIDANCE COMMENTS Total Revenue $215M – $225M 2H 2021 > 1H 2021 Recurring Revenue $120M – $125M 18% – 23% growth ARR Growth 22% - 26% Strong growth in Subscription and Term Adjusted EBITDA Approximately break - even Gross margin impacted by transition to recurring; Investing for growth 1 OneSpan guidance and expected performance. An explanation of the use of non - GAAP financial measures is included in the Appendix. We are not providing a reconciliation to GAAP net income as the most directly comparable GAAP measure because we are unable to predict certain items contained in the GAAP measure without unreasonable efforts.

18 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Solid Business Fundamentals 25% - 30% ARR Growth 1 Leader In Secure Digital Banking & E - Signature Solutions Strong Competitive Position – Unique Solution Portfolio Foundations for Sustained Long - Term Growth High - Value Global Customer Base Mobile Security Leadership Increasing Gross Margin Strong Balance Sheet Trusted Identity Cloud - Based Platform Unique Value Propositions Strong Dollar - Based Net Expansion Rate Recurring Revenue Growth 1 OneSpan long - term target

Appendix

21 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Revenue by major products and services (in millions, unaudited) March 31 June 30 Sept. 30 Dec. 31 March 31 June 30 Sept. 30 Dec. 31 March 31 2019 2019 2019 2019 2020 2020 2020 2020 2021 Subscription $5.3 $5.3 $5.6 $6.1 $5.7 $6.1 $7.4 $8.5 $8.4 Term-based software licenses 0.6 2.0 7.1 6.4 9.2 5.0 2.3 8.1 8.0 Maintenance, support, and other 9.7 9.9 10.6 12.0 11.0 12.1 12.4 13.7 12.5 Total recurring revenue $15.5 $17.2 $23.2 $24.5 $25.9 $23.2 $22.1 $30.4 $28.9 Perpetual software licenses 6.5 9.0 12.1 12.6 9.3 6.2 6.3 4.7 2.8 Professional services 0.8 0.8 2.3 1.8 1.4 1.3 1.4 1.6 1.4 Total software and service revenue $22.8 $27.1 $37.7 $38.9 $36.6 $30.8 $29.8 $36.7 $33.1 Hardware products 24.3 29.0 42.0 31.6 19.7 24.2 21.7 16.2 17.7 Total revenue 1 $47.1 $56.2 $79.7 $70.5 $56.4 $55.0 $51.4 $52.9 $50.8 Recurring % of software and services revenue 68% 64% 62% 63% 71% 76% 74% 83% 87% Recurring % of total revenue 33% 31% 29% 35% 46% 42% 43% 57% 57% Three months ended, Revenue 1 Quarterly revenue from March 31, 2019, through March 31, 2020, has been revised to correct for certain immaterial misstatemen ts.

22 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Definitions 1 - ARR is calculated as the annualized value of our customer recurring contracts with a term of at least one - year, as of the measuring date. These include subscription, term - based license, and maintenance contracts and exclude one - time fees. To the extent that we are negotiating a r enewal with a customer after the expiration of a recurring contract, we continue to include that revenue in ARR if we are actively in discussion wit h t he customer for a new recurring contract or renewal, or until such customer notifies us that it is not renewing its recurring contract. 2 - DBNE is defined as the year - over - year growth in ARR from the same set of customers at the end of the prior year period.

23 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Non - GAAP Financial Measures We report financial results in accordance with GAAP. We also evaluate our performance using certain non - GAAP financial measures , namely Adjusted EBITDA. Our management believes that this measure provides useful supplemental information regarding the performance of our business and fac ilitates comparisons to our historical operating results. Non - GAAP financial measures are not measures of performance under GAAP and should not be considered in isola tion or as alternatives or substitutes for the most directly comparable financial measures calculated in accordance with GAAP. While we believe that these non - GAAP fi nancial measures are useful within the context described above, they are in fact incomplete and are not measures that should be used to evaluate our full performanc e o r our prospects. Such an evaluation needs to consider all of the complexities associated with our business including, but not limited to, how past actions are affectin g c urrent results and how they may affect future results, how we have chosen to finance the business, and how taxes affect the final amounts that are or will be available to sto ckholders as a return on their investment. Reconciliations of Adjusted EBITDA to the most directly comparable GAAP financial measure are found above. We define Adjusted EBITDA as net income before interest, taxes, depreciation, amortization, long - term incentive compensation, an d certain non - recurring items, including acquisition related costs, lease exit costs, rebranding costs, non - routine stockholder matters and accruals for legal contingenc ies. We use Adjusted EBITDA as a simplified measure of performance for use in communicating our performance to investors and analysts and for comparisons to other compan ies within our industry. As a performance measure, we believe that Adjusted EBITDA presents a view of our operating results that is most closely related to se rving our customers. By excluding interest, taxes, depreciation, amortization, long - term incentive compensation, and certain non - recurring items, we are able to evaluate pe rformance without considering decisions that, in most cases, are not directly related to meeting our customers’ requirements and were either made in prior periods (e.g., d epr eciation, amortization, long - term incentive compensation, lease exit costs, non - routine stockholder matters, reversal of a prior period legal contingency accrual), deal wit h the structure or financing of the business (e.g., interest, acquisition related costs, rebranding costs) or reflect the application of regulations that are outside of t he control of our management team (e.g., taxes). Similarly, we find that the comparison of our results to those of our competitors is facilitated when we do not consider the imp act of these items.

24 PROPRIETARY AND CONFIDENTIAL. ALL RIGHTS RESERVED Copyright and Trademarks Copyright © 2021 OneSpan North America Inc., all rights reserved. OneSpan Œ , the “O” logo, “BE BOLD. BE SECURE.” Œ , DIGIPASS ® and CRONTO ® are registered or unregistered trademarks of OneSpan North America Inc. or its affiliates in the U.S. and other countries. Any other tradem ark s cited herein are the property of their respective owners. OneSpan reserves the right to make changes to specifications at any time and without notice. The inf orm ation furnished by OneSpan in this document is believed to be accurate and reliable. However, OneSpan may not be held liable for its use, nor for infringement o f p atents or other rights of third parties resulting from its use.